EXHIBIT 10a1

                          AMENDMENT TO TRUST AGREEMENT


          THIS AMENDMENT made as of the lst day of August, 1998, among GILBERT
L. KLEMANN, II (the "Executive"), FORTUNE BRANDS, INC., a Delaware corporation (the "Company") and THE CHASE MANHATTAN BANK, a New York banking corporation (the "Trustee")

                              W I T N E S S E T H :

          WHEREAS, the Executive, the Company (formerly known as American Brands, Inc.) and the Trustee have entered into a Trust Agreement made as of November 1, 1993, as amended (the "Trust Agreement") for the purpose of establishing a trust in order to provide a source of benefits under the terms of the Company's Supplemental Plan; and

          WHEREAS, the parties desire to amend the Trust Agreement to reflect the change of name of the Company as well as to provide that the trust might be used as a source of providing pension benefits, in addition to those payable under the Supplemental Plan, that may become payable to the Executive, his spouse or beneficiaries under the Severance Agreement between the Executive and the Company dated as of January 2, 1991, as amended (the "Severance Agreement"), the Compensation Agreement between the Executive and the Company dated as of January 2, 1991, as amended (the "Compensation Agreement"), and any other agreements or arrangements for the payment of additional pension or other deferred compensation benefits to or on behalf of the Executive;

          NOW, THEREFORE, in consideration of the premises, the parties agree that the Trust Agreement is hereby amended as follows:

          1. All references to "American Brands, Inc." in the Trust Agreement be and they are hereby changed to references to "Fortune Brands, Inc." and all references to the "Company" in the Trust Agreement shall be deemed to be references to Fortune Brands, Inc.

          2. The trust established by the Trust Agreement, in addition to being used to provide a source of benefits under the Company's Supplemental Plan, may also be used as a source of providing additional pension benefits that may become payable to the Executive, his spouse or beneficiaries under the Severance Agreement, the Compensation Agreement and any other agreements or arrangements for the payment of additional pension or other deferred compensation benefits to or on behalf of the Executive and references in the Trust Agreement to the "Plan" shall also be deemed to be references to the Severance Agreement, the Compensation Agreement and such other agreements or arrangements for the payment of additional pension or other deferred compensation benefits.


          IN WITNESS WHEREOF, the parties have caused this AMENDMENT to be duly executed as of the day and year first written above.


Attest:                                 FORTUNE BRANDS, INC.




  Louis F. Fernous, Jr.                 By     Steven C. Mendenhall
-------------------------                  ------------------------------
     Secretary                             Steven C. Mendenhall
                                           Senior Vice President and
                                             Chief Administrative Officer





Attest:                                 THE CHASE MANHATTAN BANK




   Scott P. Callahan                    By      Mark J. Altschuler
-------------------------                  ------------------------------
                                           Mark J. Altschuler
                                           Vice President


             I hereby consent to the foregoing AMENDMENT.


Witness:


     Alean N. Timm                          Gilbert L. Klemann, II
-------------------------               ------------------------------
                                            GILBERT L. KLEMANN, II


STATE OF CONNECTICUT )
                     : ss.:  Old Greenwich, CT- July 29, 1998
COUNTY OF FAIRFIELD  )

          Personally appeared STEVEN C. MENDENHALL, Senior Vice President and Chief Administrative Officer of FORTUNE BRANDS, INC., signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Senior Vice President and Chief Administrative Officer and the free act and deed of said Corporation, before me.


                                                      Lenora Rowser
                                               -----------------------------
                                                      Notary Public


STATE OF NEW YORK  )
                   : ss.:  New York, NY- 8/18, 1998
COUNTY OF NEW YORK )



          Personally appeared MARK J. ALTSHCULER, Vice President of THE CHASE MANHATTAN BANK, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Vice President and the free act and deed of said Corporation, before me.


                                                     Shavon S. Sharp
                                               -----------------------------
                                                      Notary Public


STATE OF CONNECTICUT )
                     : ss.:  Old Greenwich, CT- 8/24, 1998
COUNTY OF FAIRFIELD  )


          Personally appeared GILBERT L. KLEMANN, II, signer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.


                                                      Mark S. Lyon
                                              ------------------------------
                                                      Notary Public